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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    October 6, 1998





                            HARVARD INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)




            Florida                      0-21362               21-0715310
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)



3 Werner Way                                                    08833
Lebanon, New Jersey                                           (Zip Code)
(Address of principal executive offices)



Registrant's telephone number, including area code:  (908) 437-4100





          (Former name or former address, if changed from last report)

                                      NONE


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Item 4.  Changes in Registrant's Certifying Accountant

         On September 24, 1998, management of Harvard Industries, Inc. (the "Company") filed a Current Report on Form 8-K (the "Form 8-K") with the Securities and Exchange Commission to report that the Company dismissed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as the Company's independent accountants and appointed the firm of Arthur Andersen LLP ("Arthur Andersen") as the new independent accountants for the Company.

         On October 6, 1998, the Company's Board of Directors ratified the Company's appointment of Arthur Andersen as the new independent auditors of the Company.

         Also on October 6, 1998, PricewaterhouseCoopers furnished a letter to the Securities and Exchange Commission stating that it agrees with the disclosure in the Form 8-K relating to PricewaterhouseCoopers' engagement with the Company. A copy of such letter is attached hereto as Exhibit 16.1 and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         (a)-(b)  None.

         (b)  Exhibits.

         16.1 Letter dated October 6, 1998 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            HARVARD INDUSTRIES, INC.



                                            By:/s/ Roger G. Pollazzi
                                               ---------------------
                                                Name: Roger G. Pollazzi
                                                Title:   Chief Operating Officer

         October 7, 1998



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                                  EXHIBIT INDEX

       16.1 Letter dated October 6, 1998 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.